UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2026

THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio		1-04851	34-0526850
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

1 Sherwin Way
Cleveland,	Ohio		44113-2206
(Address of principal executive offices)			(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 22, 2026, The Sherwin-Williams Company (“Sherwin-Williams” or the “Company”) held its 2026 Annual Meeting of Shareholders (“Annual Meeting”). The Company's shareholders voted on five items at the Annual Meeting, each of which is described in more detail in Sherwin-Williams’ definitive proxy statement filed with the SEC on March 11, 2026. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders elected the following nine nominees as directors of Sherwin-Williams to serve until the next annual meeting of shareholders and until their successors are elected. The voting results for the nine nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes

Kerrii B. Anderson	190,489,495	10,102,358	1,043,780	18,258,805
Jeff M. Fettig	194,437,150	6,172,328	1,026,155	18,258,805
Robert J. Gamgort	197,080,433	3,108,515	1,446,685	18,258,805
Heidi G. Petz	188,244,457	12,188,989	1,202,187	18,258,805
Aaron M. Powell	198,165,093	2,500,771	969,769	18,258,805
Marta R. Stewart	191,056,280	9,404,729	1,174,624	18,258,805
Michael H. Thaman	198,877,159	1,789,227	969,247	18,258,805
Matthew Thornton III	190,478,208	10,105,169	1,052,256	18,258,805
Thomas L. Williams	197,087,679	3,552,604	995,350	18,258,805

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
184,546,419	15,581,622	1,507,592	18,258,805

Proposal 3. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams' independent registered public accounting firm for 2026. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
202,848,298	16,003,746	1,042,394	0

Proposal 4. The shareholders approved, on an advisory basis, the management proposal to amend shareholders' ability to call a special meeting to a 25% ownership threshold. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
183,413,906	17,248,045	973,682	18,258,805

Proposal 5. The shareholders did not approve a shareholder proposal regarding shareholder ability to call a special meeting. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
86,678,181	113,569,350	1,388,102	18,258,805

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 24, 2026	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary